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                                                                   EXHIBIT 10.16



                                AMENDMENT NO. 5

                     TO THE AIRBUS A321 PURCHASE AGREEMENT

                         dated as of February 14, 1990

                                    between

                                AVSA, S.A.R.L.

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

This Amendment No. 4 (hereinafter referred to as the "Amendment") entered into as of September 23, 1994, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");

                                  WITNESSETH

WHEREAS, the Buyer and the Seller entered into a certain A321 Purchase Agreement, dated as of February 14, 1990, relating to the sale by the Seller and the purchase by the Buyer of twelve (12) firmly ordered Airbus Industrie A321 model aircraft (the "Aircraft") and four (4) option Airbus Industrie A321 model aircraft (the "Purchase Agreement"), which agreement has been further amended by and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto and has been amended by Amendment No. 1 dated as of June 18, 1991, Amendment No. 2 dated as of December 10, 1992, Amendment No. 3 dated as of January 3, 1994 and Amendment No. 4 dated as of February 28, 1994.

WHEREAS, the Buyer and the Seller entered into a certain General Terms Agreement, dated as of November 10, 1988, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "G.T.A.";

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WHEREAS, the Buyer has requested, and the Seller agrees, to have all Aircraft remaining to be delivered as of the date hereof by the Seller to the Buyer manufactured in accordance with the same standard technical specification.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   STANDARD TECHNICAL SPECIFICATION
     --------------------------------

The Buyer and the Seller hereby agree that, with respect to all Aircraft ordered by the Buyer to the Seller and originally scheduled to be manufactured in accordance with the provisions of sub-clause 3.2 of the Purchase Agreement (the "Remaining Aircraft"), sub-clause 3.2 of the Purchase Agreement is hereby superseded and replaced by the following provisions:

QUOTE

3.2. The Remaining Aircraft shall be manufactured in accordance with the A321-200 Standard Specification Document No. E000.01000, Issue 2, dated January 31, 1992 (the "Standard Specification"), as amended by the change orders set forth in Exhibit B to the Amendment No. 2 to the Purchase Agreement. Such Standard Specification, as so amended, is hereinafter referred to as the "Specification". The Specification may be further modified from time to time pursuant to the General Terms Agreement.

UNQUOTE

The Remaining Aircraft are listed in Appendix 1 hereof.

2.   AIRFRAME PRICE
     --------------

As a consequence of paragraph 1 above, the Buyer and the Seller agree that, with respect to the Remaining Aircraft, sub-Clause 4.1.1 of the Purchase Agreemnt is hereby superseded and replaced by the following provisions:

QUOTE

The Base Price of the Airframe for the Remaining Aircraft shall be the base price of the A321 airframe as described in paragraph 1 of Amendment No. 5 to the Purchase Agreement (excluding Buyer Furnished Equipment and SCN's other than those SCN's listed in Exhibit B to Amendment No. 2 to the Purchase Agreement), as quoted in paragraph 4.1.1 of Amendment No. 2 to the Purchase Agreement.

UNQUOTE

3.   EFFECT ON PREDELIVERY PAYMENTS
     ------------------------------

The Buyer and the Seller hereby agree that the Aircraft Predelivery Payment Reference Price with respect to the Remaining Aircraft will not be adjusted to reflect the Airframe Price change described in paragraph 2 hereof.

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4.   EFFECT OF AMENDMENT
     -------------------

The Purchase Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Purchase Agreement.

This Amendment shall be effective upon satisfaction of all conditions hereof and of the Purchase Agreement.

5.   CONFIDENTIALITY
     ---------------

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions hereof. The provisions of this Paragraph 5 shall survive any termination of this Amendment.

6.   GOVERNING LAW AND JURISDICTION
     ------------------------------

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AMENDMENT.

If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement as of the date first above written.

Agreed and Accepted,                             Yours sincerely,

INTERNATIONAL LEASE                              AVSA, S.A.R.L.
FINANCE CORPORATION


By:   H.B. DUNCAN                                By:  CHRISTOPHE MOUREY
   -------------------------------                  ----------------------------
      H.B. Duncan                                     Christophe Mourey
Its:  Senior Vice President                      Its: Chief Executive Officer

                                    Amdt.5                                     3

                                                 Sept. 23rd /94.
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                                                                      Appendix 1
                                                                      ----------

                          A321s -- REMAINING AIRCRAFT

   Aircraft          Delivery
Delivery Rank          Date
- -------------        --------

     2                 11/95
     3                 12/95
     4                 04/96
     5                 05/96
     6                 06/96
     7                 10/96
     8                 11/96
     9                 12/96
    10                 02/97
    11                 03/97

    13                 04/97
    14                 04/97
    15                 05/97
    16                 06/97

    18                 03/98

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